UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006 (January 30, 2006)

NATIONWIDE FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12785	31-1486870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Nationwide Plaza, Columbus, Ohio	43215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 249-7111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On January 30, 2006, A.M. Best Company, Inc. (A.M. Best) issued a press release announcing that it had affirmed the “a-” issuer credit rating of Nationwide Financial Services, Inc. (NFS) and the debt ratings for all outstanding debt securities of NFS. A.M. Best also affirmed the “A+” (Superior) financial strength rating and the “aa-” issuer credit rating of Nationwide Life Insurance Company (NLIC), a wholly-owned subsidiary of NFS, as well as the debt ratings for all outstanding debt securities of NLIC. In addition, A.M. Best affirmed the “A+” (Superior) financial strength rating and assigned an “aa-” issuer credit rating to each of NLIC’s three primary life insurance affiliates: Nationwide Life and Annuity Insurance Company (NLAIC), a wholly-owned subsidiary of NLIC; Nationwide Life Insurance Company of America (NLICA), a wholly-owned subsidiary of NFS; and Nationwide Life and Annuity Company of America (NLACA), a wholly-owned subsidiary of NLICA. All ratings have a stable outlook.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1 Summary of ratings actions taken by A.M. Best on January 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC.
(Registrant)

Date: January 31, 2006	/s/ Timothy G. Frommeyer
Timothy G. Frommeyer Senior Vice President – Chief Financial Officer